SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 6, 2004



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                         ___________           93-0836824
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

        11802 S.E. Stark St.
          Portland, Oregon             97216             (503) 252-1485
(ADDRESS OF PRINCIPAL EXECUTIVE      (ZIP CODE)  (REGISTRANT'S TELEPHONE NUMBER,
            OFFICES)                                   INCLUDING AREA CODE)

Item 5. Other Events.

On August 6, 2004, Elmer's Restaurants, Inc. issued a press release announcing that it has received a non-binding proposal for a going private transaction from a purchaser group led by Bruce N. Davis, the Company's Chairman of the Board, Chief Executive Officer and President, and consisting of 11 current shareholders and the company's Board of Directors.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated August 6, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ELMER'S RESTAURANTS, INC.

Date: August 6, 2004                                 By:/s/ BRUCE N. DAVIS
                                                     --------------------------
                                                     Bruce N. Davis, President